UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3940

STRATEGIC FUNDS, INC.
(formerly, Dreyfus Premier New Leaders Fund, Inc.)
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/07

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Premier New Leaders Fund

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
19	Financial Highlights
24	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Information About the Review and Approval
of the Fund’s Management Agreement
39	Board Members Information
42	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Premier
New Leaders Fund

The	Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier New Leaders Fund, covering the 12-month period from January 1, 2007, through December 31, 2007.

Looking back, 2007 was a year of significant change for the stock market.Turmoil in the sub-prime mortgage market, declining housing values and soaring energy prices sparked a “flight to quality” in which investors reassessed their attitudes toward risk. As a result, smaller, more speculative companies that had led the stock market over the past several years lost value over the second half of the year, while shares of larger, multinational growth companies returned to favor. Many financial services and consumer discretionary companies were hurt by repercussions from the sub-prime lending crisis and economic downturn, but energy and basic materials producers generally moved higher along with underlying commodity prices.

The turbulence of 2007 reinforced a central principle of successful investing: diversification. Investors with broad exposure to the world’s stock and bond markets were better protected from the full impact of market volatility in areas that, earlier in the year, were among the bright spots at the time. As we look ahead, we believe that now is the perfect time to meet with your financial advisor, who can help you plan and diversify your investment portfolio in a way that manages the potential opportunities and risks that may continue to arise in 2008.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation January 15, 2008

DISCUSSION OF FUND PERFORMANCE

For the reporting period of January 1, 2007, through December 31, 2007, as provided by the Franklin Portfolio Associates Midcap Team

Market and Fund Performance Overview

Although U.S. and global economic growth propelled stocks higher over the first half of 2007, equity markets slumped during the second half of the year under pressure from slowing growth and the sub-prime credit crunch.Yet, most broad stock market indices remained in positive territory for the year as a whole. Midcap stocks generally performed in line with their large-cap counterparts, with growth-oriented stocks faring better, on average, than value-oriented stocks. The fund significantly underperformed its benchmark, primarily due to poor performance among individual holdings that, in the application of our quantitative investment model, had ranked highly on our valuation metrics. Our quantitative model also did not identify certain companies for investment that were performance leaders in the benchmark index.

For the 12-month period ended December 31, 2007, Dreyfus Premier New Leaders Fund achieved total returns of –4.76% for Class A shares, –5.51% for Class B shares, –5.48% for Class C shares, –4.67% for Class I shares and –4.97% for Class T shares.1 In comparison, the Russell Midcap Index (the “Index”), the fund’s benchmark, achieved a total return of 5.60% for the same period.2

The Fund’s Investment Approach

The fund seeks capital appreciation by investing in the stocks of small and midsize companies. Often, these companies are “new leaders” in their industries, with new or innovative products, services or processes that have the potential to enhance earnings growth.We employ a proprietary quantitative model that considers more than 40 factors and ranks stocks based on fundamental momentum, relative value, future value, long-term growth and other factors. We then focus on “bottom-up” stock selection to construct a portfolio with exposure to industries and market capitalizations that are similar to the benchmark’s composition. We seek to overweight more attractive stocks and underweight or not hold stocks that have been ranked as less attractive.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Strong Global Demand Fueled Gains in Some Sectors

The mildly positive results posted by the U.S. stock market in 2007 masked heightened volatility over the second half of the year, when declining U.S. housing markets, soaring energy prices and a credit crunch emanating from the bond market’s sub-prime mortgage sector led to concerns that the U.S. economy might enter a recession. In contrast to the flagging U.S. economy, global demand for energy and basic materials remained quite strong throughout the reporting period, and the portfolio’s investments in several sectors clearly benefited from global economic growth.

Many of the fund’s better-performing stocks in 2007 were issued by companies with significant customer bases in China, India and other rapidly growing nations. Such companies not only capitalized on robust customer demand, they also benefited from the relative strength of non-U.S. currencies, which translated into more competitive pricing for their products and higher revenues in U.S. dollars. For example, Cummins, a maker of diesel engines and power generation systems, roughly doubled in value, largely on the strength of sales outside the United States. Casino and resort operator Wynn Resorts began transitioning into a global company with the opening of Wynn Macau casino resort, which helped drive its stock price higher. A timely investment early in the reporting period in Jacobs Engineering Group, a global engineering and design consultant, also contributed positively to performance.

Some of the fund’s primarily domestic-oriented holdings also fared well. Computer game retailer GameStop reported better-than-expected earnings based on favorable product cycles of game consoles. Multi-line insurer Assurant climbed during the second half of the reporting period on strong earning and revenues.

Valuation Metrics Proved Disappointing

The fund’s poor performance during the reporting period was primarily attributable to the significant underperformance of the valuation components of the stock-ranking model. The market leaders were stocks that were attractive on a growth/momentum basis, among which the most expensive stocks significantly outperformed stocks that were more attractive on valuation.This strong anti-value bias among momentum stocks was an unusual feature of the current period, and was not favorable to our process, which seeks stocks which are simultaneously attractive on growth/momentum characteristics as well as valuation. Additionally, a number of underperforming stocks had stock-specific reasons for their underperformance during the reporting period.

WellCare Health Plans dropped precipitously in October after the FBI launched an investigation, apparently of the company’s billing practices. We sold the fund’s position in the company shortly thereafter, as the stock price was being driven more by rumor than by fundamentals. Other notable disappointments included commercial and consumer finance provider CIT Group, data storage solutions company Network Appliance, student loan services provider First Marblehead and health supplement maker NutriSystem.

The fund failed to hold several stocks which appeared favorable in our process on a growth/momentum basis, but which were not attractive from a valuation perspective. Examples include semiconductor maker MEMC, credit card company Mastercard, and networking equipment maker Juniper Networks, all of which went on to be leaders within the benchmark over the reporting period.

Maintaining a Blend of Valuation and Momentum

As of year-end, we recognize that the market has continued to favor growth/momentum over value-related factors. We believe the fund’s momentum-oriented metrics can identify relatively strong performing individual stocks in this environment. At the same time, we also believe it is important to maintain a blend of holdings that appear attractive from both valuation and momentum perspectives, as we believe that over the long run it is these stocks that have the best opportunity to outperform, regardless of whether we return to a more value-led market or whether we move into a broader, more traditional growth cycle. Therefore, we have remained committed to our disciplined investment approach, which carefully balances valuation and momentum factors in an effort to position the fund for success under a wide range of market conditions.

January 15, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Index is a widely accepted, unmanaged index of medium-
cap stock market performance.
Franklin Portfolio Associates is an independently managed, wholly-owned subsidiary of The Bank of New York Mellon Corporation. Franklin Portfolio Associates has no affiliation to the Franklin
Templeton Group of Funds or Franklin Resources, Inc.The fund’s portfolio managers are dual employees of Franklin Portfolio Associates and Dreyfus.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns as of 12/31/07

	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)		(10.23)%	12.11%	7.34%
without sales charge		(4.76)%	13.44%	7.98%
Class B shares
with applicable redemption charge †	11/27/02	(8.67)%	12.34%	7.90%†††,††††
without redemption	11/27/02	(5.51)%	12.59%	7.90%†††,††††
Class C shares
with applicable redemption charge ††	11/27/02	(6.27)%	12.60%	7.58%†††
without redemption	11/27/02	(5.48)%	12.60%	7.58%†††
Class I shares	11/27/02	(4.67)%	13.60%	8.06%†††
Class T shares
with applicable sales charge (4.5%)	11/27/02	(9.24)%	12.14%	7.36%†††
without sales charge	11/27/02	(4.97)%	13.17%	7.85%†††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B, C, I and T shares of the fund reflect the performance of the fund’s Class A shares for periods prior to 11/27/02 (the inception date for Class B, C, I and T), adjusted to reflect the applicable sales load for that class and the applicable distribution/servicing fees thereafter.
††††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier New Leaders Fund from July 1, 2007 to December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000	$ 5.75	$ 9.62	$ 9.43	$ 5.23	$ 6.85
Ending value (after expenses)	$902.60	$898.90	$899.00	$903.10	$901.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2007
	Class A	Class B	Class C	Class I	Class T

Expenses paid per $1,000 †	$ 6.11	$ 10.21	$ 10.01	$ 5.55	$ 7.27
Ending value (after expenses)	$1,019.16	$1,015.07	$1,015.27	$1,019.71	$1,018.00

† Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 2.01% for Class B, 1.97% for
Class C, 1.09% for Class I and 1.43% for Class T, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2007

Common Stocks—100.8%	Shares	Value ($)

Commercial & Professional Services—7.0%
AmerisourceBergen	392,400	17,606,988
Avnet	443,300 [a]	15,502,201
Dun & Bradstreet	155,800	13,808,554
Manpower	275,600	15,681,640
Patterson Cos.	201,600 [a,b]	6,844,320
SEI Investments	233,500 [b]	7,511,695
		76,955,398
Communications—2.6%
Qwest Communications International	3,085,400 [b]	21,628,654
Windstream	517,700 [b]	6,740,454
		28,369,108
Consumer Durables—1.7%
Black & Decker	65,800 [b]	4,582,970
Mattel	747,100	14,224,784
		18,807,754
Consumer Non-Durables—4.1%
Crocs	152,500 [a,b]	5,613,525
International Flavors & Fragrances	150,400 [b]	7,238,752
McCormick & Co.	266,500 [b]	10,103,015
Molson Coors Brewing, Cl. B	90,200 [b]	4,656,124
Pepsi Bottling Group	436,600	17,228,236
		44,839,652
Consumer Services—7.1%
Darden Restaurants	354,400	9,820,424
Expedia	218,200 [a,b]	6,899,484
First Marblehead	217,600 [b]	3,329,280
Liberty Media-Capital, Ser. A	140,100 [a]	16,320,249
Meredith	84,400 [b]	4,640,312
NutriSystem	211,700 [a,b]	5,711,666
Regal Entertainment Group, Cl. A	161,096 [b]	2,911,005
Starwood Hotels & Resorts Worldwide	76,900	3,385,907
Wynn Resorts	216,900 [b]	24,320,997
		77,339,324

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Electronic Technology—12.4%
ADC Telecommunications	721,100 [a,b]	11,213,105
Ciena	175,700 [a,b]	5,993,127
Harris	225,200	14,115,536
Intersil, Cl. A	520,800 [b]	12,749,184
NCR	463,200 [a,b]	11,626,320
Network Appliance	327,300 [a,b]	8,169,408
Novellus Systems	497,300 [a,b]	13,710,561
Precision Castparts	195,600	27,129,720
Rockwell Collins	64,700	4,656,459
Synopsys	177,500 [a,b]	4,602,575
Western Digital	268,400 [a,b]	8,108,364
Xerox	827,100 [b]	13,390,749
		135,465,108
Energy Minerals—5.4%
Chesapeake Energy	909,500 [b]	35,652,400
Holly	161,100	8,198,379
Tesoro	125,800 [b]	6,000,660
XTO Energy	178,875	9,187,020
		59,038,459
Finance—17.1%
Assurant	211,500 [b]	14,149,350
Axis Capital Holdings	243,900	9,504,783
CB Richard Ellis Group, Cl. A	442,600 [a,b]	9,538,030
Cincinnati Financial	174,100 [b]	6,883,914
CIT Group	410,100 [b]	9,854,703
Comerica	295,200 [b]	12,850,056
HCC Insurance Holdings	276,900	7,941,492
Hospitality Properties Trust	244,600	7,881,012
Host Hotels & Resorts	696,610 [b]	11,870,234
HRPT Properties Trust	391,000 [b]	3,022,430
Huntington Bancshares	826,600	12,200,616
IntercontinentalExchange	33,100 [a]	6,371,750
iStar Financial	272,200 [b]	7,090,810
Jones Lang LaSalle	147,200 [b]	10,474,752
Marshall & Ilsley	228,498 [b]	6,050,627
People’s United Financial	405,400 [b]	7,216,120
ProLogis	512,000 [b]	32,450,560

Common Stocks (continued)	Shares	Value ($)

Finance (continued)
Safeco	127,800 [b]	7,115,904
SL Green Realty	28,100 [b]	2,626,226
Willis Group Holdings	59,200	2,247,824
		187,341,193
Health Care Technology—2.7%
Endo Pharmaceuticals Holdings	334,800 [a]	8,929,116
Intuitive Surgical	18,100 [a]	5,873,450
Millennium Pharmaceuticals	994,800 [a,b]	14,902,104
		29,704,670
Industrial Services—6.5%
Allied Waste Industries	1,231,300 [a,b]	13,568,926
ENSCO International	158,900 [b]	9,473,618
Foster Wheeler	28,300 [a]	4,387,066
Grant Prideco	141,200 [a,b]	7,838,012
Jacobs Engineering Group	124,200 [a,b]	11,874,762
National Oilwell Varco	330,200 [a]	24,256,492
		71,398,876
Non-Energy Minerals—.6%
Alumina, ADR	296,700 [b]	6,554,103
Process Industries—5.3%
Crown Holdings	250,800 [a]	6,433,020
Ecolab	232,400 [b]	11,901,204
Mosaic	52,200 [a,b]	4,924,548
Owens-Illinois	156,300 [a]	7,736,850
Pactiv	617,700 [a]	16,449,351
Sealed Air	154,300	3,570,502
Sigma-Aldrich	138,300	7,551,180
		58,566,655
Producer Manufacturing—6.9%
AMETEK	149,400	6,997,896
Cummins	179,600	22,875,652
Mettler-Toledo International	82,800 [a]	9,422,640
Roper Industries	122,400 [b]	7,654,896
Teleflex	101,300	6,382,913
Terex	238,400 [a]	15,631,888
Thomas & Betts	132,700 [a]	6,507,608
		75,473,493

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Retail Trade—5.7%
Dollar Tree Stores	441,400 [a,b]	11,441,088
Family Dollar Stores	759,000 [b]	14,595,570
GameStop, Cl. A	174,600 [a,b]	10,844,406
Kroger	357,700	9,554,167
Sherwin-Williams	273,900 [b]	15,897,156
		62,332,387
Technology Services—8.0%
Alliance Data Systems	26,400 [a,b]	1,979,736
CA	141,900	3,540,405
CIGNA	639,400	34,354,962
Cognizant Technology Solutions, Cl. A	250,600 [a]	8,505,364
HLTH	688,600 [a,b]	9,227,240
Humana	251,000 [a]	18,902,810
Metavante Technologies	0 [a]	4
Teradata	410,500 [a]	11,251,805
		87,762,326
Transportation—.9%
CSX	234,000	10,291,320
Utilities—6.8%
AGL Resources	106,300	4,001,132
Alliant Energy	200,100	8,142,069
Consolidated Edison	304,200 [b]	14,860,170
Mirant	159,500 [a,b]	6,217,310
NRG Energy	206,200 [a,b]	8,936,708
PG & E	433,600 [b]	18,683,824
Reliant Energy	212,926 [a]	5,587,178
Sierra Pacific Resources	442,000 [b]	7,505,160
		73,933,551
Total Common Stocks
(cost $1,034,495,446)		1,104,173,377

Other Investment—.1%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,382,000)	1,382,000 [c]	1,382,000

Investment of Cash Collateral
for Securities Loaned—28.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $314,302,544)	314,302,544 [c]	314,302,544

Total Investments (cost $1,350,179,990)	129.6%	1,419,857,921
Liabilities, Less Cash and Receivables	(29.6%)	(324,454,963)
Net Assets	100.0%	1,095,402,958

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At December 31, 2007, the total market value of the fund’s securities on loan is $302,289,603 and the total market value of the collateral held by the fund is $314,921,644, consisting of cash collateral of $314,302,544 and U.S. Government and agency securities valued at $619,100.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Money Market Investments	28.8	Retail Trade	5.7
Finance	17.1	Energy Minerals	5.4
Electronic Technology	12.4	Process Industries	5.3
Technology Services	8.0	Consumer Non-Durables	4.1
Consumer Services	7.1	Health Care Technology	2.7
Commercial &		Communications	2.6
Professional Services	7.0	Consumer Durables	1.7
Producer Manufacturing	6.9	Transportation	.9
Utilities	6.8	Non-Energy Minerals	.6
Industrial Services	6.5		129.6

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

				Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $302,289,603)—Note 1(b):
Unaffiliated issuers			1,034,495,446 1,104,173,377
Affiliated issuers			315,684,544		315,684,544
Cash					270,218
Dividends and interest receivable					1,856,435
Receivable for shares of Common Stock subscribed					925,589
Prepaid expenses					7,438
				1,422,917,601

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					1,108,316
Liability for securities on loan—Note 1(b)					314,302,544
Payable for shares of Common Stock redeemed					11,423,044
Interest payable—Note 2					8,365
Accrued expenses					672,374
					327,514,643

Net Assets ($)				1,095,402,958

Composition of Net Assets ($):
Paid-in capital				1,023,534,617
Accumulated undistributed investment income—net					2,109,397
Accumulated net realized gain (loss) on investments					81,013
Accumulated net unrealized appreciation
(depreciation) on investments					69,677,931

Net Assets ($)				1,095,402,958

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class T

Net Assets ($)	1,021,924,161	17,434,983	21,230,628	20,695,708	14,117,478
Shares Outstanding	26,722,859	476,824	579,997	537,623	374,009

Net Asset Value
Per Share ($)	38.24	36.56	36.60	38.49	37.75

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2007

Investment Income ($):
Income:
Cash dividends (net of $17,156 foreign taxes withheld at source):
Unaffiliated issuers	20,877,328
Affiliated issuers	252,037
Income from securities lending	233,317
Total Income	21,362,682
Expenses:
Management fee—Note 3(a)	9,508,444
Shareholder servicing costs—Note 3(c)	4,956,615
Distribution fees—Note 3(b)	417,392
Prospectus and shareholders’ reports	122,636
Directors’ fees and expenses—Note 3(d)	109,604
Registration fees	100,987
Custodian fees—Note 3(c)	89,126
Professional fees	76,063
Loan commitment fees—Note 2	9,784
Interest expense—Note 2	6,614
Miscellaneous	55,925
Total Expenses	15,453,190
Less—reduction in custody fees due to earnings credits—Note 1(b)	(5,425)
Net Expenses	15,447,765
Investment Income—Net	5,914,917

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	163,878,189
Net unrealized appreciation (depreciation) on investments	(227,707,476)
Net Realized and Unrealized Gain (Loss) on Investments	(63,829,287)
Net (Decrease) in Net Assets Resulting from Operations	(57,914,370)

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007[a]	2006

Operations ($):
Investment income—net	5,914,917	3,018,126
Net realized gain (loss) on investments	163,878,189	122,980,627
Net unrealized appreciation
(depreciation) on investments	(227,707,476)	20,733,523
Net Increase (Decrease) in Net Assets
Resulting from Operations	(57,914,370)	146,732,276

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(4,143,705)	(1,658,934)
Class I shares	(124,743)	(42,791)
Class T shares	—	(26,930)
Net realized gain on investments:
Class A shares	(168,390,973)	(116,638,136)
Class B shares	(3,010,455)	(2,402,895)
Class C shares	(3,814,717)	(2,731,530)
Class I shares	(3,344,553)	(1,513,135)
Class T shares	(2,401,221)	(2,251,915)
Total Dividends	(185,230,367)	(127,266,266)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	256,180,801	217,027,518
Class B shares	1,289,016	3,423,360
Class C shares	5,668,619	9,847,742
Class I shares	13,852,607	6,828,310
Class T shares	8,436,363	8,703,274
Dividends reinvested:
Class A shares	163,345,666	112,510,731
Class B shares	2,844,224	2,264,517
Class C shares	3,288,601	2,346,797
Class I shares	3,335,591	1,416,790
Class T shares	2,321,370	2,224,599

	Year Ended December 31,

	2007[a]	2006

Capital Stock Transactions ($) (continued):
Cost of shares redeemed:
Class A shares	(304,055,790)	(257,671,117)
Class B shares	(5,102,370)	(4,429,896)
Class C shares	(9,002,300)	(3,979,056)
Class I shares	(6,664,940)	(3,349,133)
Class T shares	(13,777,849)	(6,347,795)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	121,959,609	90,816,641
Total Increase (Decrease) in Net Assets	(121,185,128)	110,282,651

Net Assets ($):
Beginning of Period	1,216,588,086	1,106,305,435
End of Period	1,095,402,958	1,216,588,086
Undistributed investment income—net	2,109,397	1,434,741

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,

	2007[a]	2006

Capital Share Transactions:
Class Ab
Shares sold	5,256,530	4,455,468
Shares issued for dividends reinvested	4,204,247	2,338,386
Shares redeemed	(6,359,043)	(5,317,083)
Net Increase (Decrease) in Shares Outstanding	3,101,734	1,476,771

Class B [b]
Shares sold	26,887	71,870
Shares issued for dividends reinvested	76,355	48,096
Shares redeemed	(109,610)	(93,333)
Net Increase (Decrease) in Shares Outstanding	(6,368)	26,633

Class C
Shares sold	121,099	207,901
Shares issued for dividends reinvested	88,239	50,358
Shares redeemed	(198,926)	(84,437)
Net Increase (Decrease) in Shares Outstanding	10,412	173,822

Class I
Shares sold	275,089	139,349
Shares issued for dividends reinvested	85,975	29,248
Shares redeemed	(141,116)	(68,623)
Net Increase (Decrease) in Shares Outstanding	219,948	99,974

Class T
Shares sold	174,456	181,727
Shares issued for dividends reinvested	60,125	46,808
Shares redeemed	(293,848)	(131,526)
Net Increase (Decrease) in Shares Outstanding	(59,267)	97,009

[a]	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
[b]	During the period ended December 31, 2007, 21,550 Class B shares representing $1,007,667 were automatically converted to 20,752 Class A shares and during the period ended December 31, 2006, 21,609 Class B shares representing $1,028,097 were automatically converted to 21,016 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended December 31,

Class A Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value,
beginning of period	47.92	47.02	44.42	41.91	34.94
Investment Operations:
Investment income (loss)—net [a]	.24	.14	.13	(.05)	(.03)
Net realized and unrealized
gain (loss) on investments	(2.51)	6.16	6.03	6.34	10.95
Total from Investment Operations	(2.27)	6.30	6.16	6.29	10.92
Distributions:
Dividends from investment
income—net	(.18)	(.08)	(.09)	—	(.00)[b]
Dividends from net realized
gain on investments	(7.23)	(5.32)	(3.47)	(3.78)	(3.95)
Total Distributions	(7.41)	(5.40)	(3.56)	(3.78)	(3.95)
Net asset value, end of period	38.24	47.92	47.02	44.42	41.91

Total Return (%) [c]	(4.76)	13.56	14.40	15.33	31.68

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.19	1.20	1.16	1.22	1.25
Ratio of net expenses
to average net assets [d]	1.19	1.20	1.16	1.22	1.25
Ratio of net investment income
(loss) to average net assets	.50	.29	.29	(.12)	(.08)
Portfolio Turnover Rate	88.97	40.30	37.93	99.93	121.01

Net Assets, end of period
($ x 1,000)	1,021,924	1,131,962	1,041,238	874,359	728,634

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than .01% per share.
[c]	Exclusive of sales charge.
[d]	The differences for periods represents less than .01%.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class B Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	46.33	45.86	43.67	41.57	34.93
Investment Operations:
Investment (loss)—net [a]	(.14)	(.23)	(.24)	(.38)	(.32)
Net realized and unrealized
gain (loss) on investments	(2.40)	6.02	5.90	6.26	10.91
Total from Investment Operations	(2.54)	5.79	5.66	5.88	10.59
Distributions:
Dividends from net realized
gain on investments	(7.23)	(5.32)	(3.47)	(3.78)	(3.95)
Net asset value, end of period	36.56	46.33	45.86	43.67	41.57

Total Return (%) [b]	(5.51)	12.78	13.48	14.46	30.73

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.97	1.97	1.99	2.00	1.99
Ratio of net expenses
to average net assets [c]	1.97	1.97	1.99	2.00	1.99
Ratio of net investment
(loss) to average net assets	(.30)	(.49)	(.54)	(.88)	(.82)
Portfolio Turnover Rate	88.97	40.30	37.93	99.93	121.01

Net Assets, end of period ($ x 1,000)	17,435	22,388	20,938	15,285	9,036

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	The differences for periods represents less than .01%.
See notes to financial statements.

		Year Ended December 31,

Class C Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	46.36	45.90	43.70	41.58	34.93
Investment Operations:
Investment (loss)—net [a]	(.12)	(.20)	(.21)	(.35)	(.31)
Net realized and unrealized
gain (loss) on investments	(2.41)	5.98	5.88	6.25	10.91
Total from Investment Operations	(2.53)	5.78	5.67	5.90	10.60
Distributions:
Dividends from net realized
gain on investments	(7.23)	(5.32)	(3.47)	(3.78)	(3.95)
Net asset value, end of period	36.60	46.36	45.90	43.70	41.58

Total Return (%) [b]	(5.48)	12.75	13.49	14.49	30.72

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.94	1.93	1.93	1.97	1.95
Ratio of net expenses
to average net assets [c]	1.94	1.93	1.93	1.97	1.95
Ratio of net investment
(loss) to average net assets	(.26)	(.43)	(.49)	(.82)	(.78)
Portfolio Turnover Rate	88.97	40.30	37.93	99.93	121.01

Net Assets, end of period ($ x 1,000)	21,231	26,406	18,166	10,193	3,514

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	The differences for periods represents less than .01%.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,

Class I Shares	2007[a]	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	48.25	47.37	44.72	42.04	34.96
Investment Operations:
Investment income—net [b]	.29	.16	.12	.15	.09
Net realized and unrealized gain
(loss) on investments	(2.54)	6.19	6.12	6.31	10.94
Total from Investment Operations	(2.25)	6.35	6.24	6.46	11.03
Distributions:
Dividends from investment income—net	(.28)	(.15)	(.12)	—	—
Dividends from net realized
gain on investments	(7.23)	(5.32)	(3.47)	(3.78)	(3.95)
Total Distributions	(7.51)	(5.47)	(3.59)	(3.78)	(3.95)
Net asset value, end of period	38.49	48.25	47.37	44.72	42.04

Total Return (%)	(4.67)	13.56	14.48	15.69	31.97

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.09	1.18	1.11	.92	.93
Ratio of net expenses
to average net assets [c]	1.09	1.18	1.11	.92	.93
Ratio of net investment income
to average net assets	.60	.32	.27	.38	.21
Portfolio Turnover Rate	88.97	40.30	37.93	99.93	121.01

Net Assets, end of period ($ x 1,000)	20,696	15,328	10,312	3,583	390

[a]	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
[b]	Based on average shares outstanding at each month end.
[c]	The differences for periods represents less than .01%.
See notes to financial statements.

		Year Ended December 31,

Class T Shares	2007	2006	2005	2004	2003

Per Share Data ($):
Net asset value, beginning of period	47.32	46.54	44.13	41.76	34.94
Investment Operations:
Investment income (loss)—net [a]	.13	.08	(.02)	(.10)	(.12)
Net realized and unrealized gain
(loss) on investments	(2.47)	6.09	6.01	6.25	10.89
Total from Investment Operations	(2.34)	6.17	5.99	6.15	10.77
Distributions:
Dividends from investment income—net	—	(.07)	(.11)	—	—
Dividends from net realized
gain on investments	(7.23)	(5.32)	(3.47)	(3.78)	(3.95)
Total Distributions	(7.23)	(5.39)	(3.58)	(3.78)	(3.95)
Net asset value, end of period	37.75	47.32	46.54	44.13	41.76

Total Return (%) [b]	(4.97)	13.39	14.12	15.04	31.24

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.41	1.33	1.38	1.46	1.56
Ratio of net expenses
to average net assets [c]	1.41	1.33	1.38	1.46	1.56
Ratio of net investment income
(loss) to average net assets	.27	.17	(.05)	(.24)	(.33)
Portfolio Turnover Rate	88.97	40.30	37.93	99.93	121.01

Net Assets, end of period ($ x 1,000)	14,117	20,504	15,651	1,302	122

[a]	Based on average shares outstanding at each month end.
[b]	Exclusive of sales charge.
[c]	The differences for periods represents less than .01%.
See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier New Leaders Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering five series, including the fund.The fund’s investment objective is to maximize capital apprecia-tion.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.

On July 1, 2007, Mellon Financial Corporation and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s Board of Directors approved the redesignation of the fund’s Class R shares as Class I shares, effective June 1, 2007.The eligibility requirements for Class I shares remained the same as it was for Class R shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers five classes of shares: Class A (35 million shares authorized), Class B (30 million shares authorized), Class C (15 million shares authorized), Class I (15 million shares authorized) and Class T (5 million shares authorized). Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as:fundamental analytical data,the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (“Mellon Bank”), an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collaterals are either in the form of cash, which can be invested in certain money market funds managed by the Manager, U.S. Government and Agency securities and Letters of Credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2007, Mellon Bank earned $99,993 from lending fund portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The adoption of FIN 48 had no impact on the operations of the fund for the period ended December 31, 2007.

The fund is not subject to examination by U.S. Federal, State and City tax authorities for the tax years before 2004.

At December 31,2007, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,511,446, undistributed capital gains $96,192 and unrealized appreciation $70,260,703.

As a result of the fund’s merger with Dreyfus Premier Aggressive Growth Fund and Dreyfus Aggressive Growth Fund, capital losses of $9,178,572 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation.This acquired capital loss is expected to expire between 2008-2010.

The tax characters of distributions paid to shareholders during the fiscal periods ended December 31, 2007 and December 31, 2006, were as follows: ordinary income $4,695,037 and $12,632,464 and long-term capital gains $180,535,330 and $114,633,802.

During the period ended December 31, 2007, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts and capital losses utilized from acquired entities, the fund decreased accumulated undistributed investment income-net by $971,813, decreased accumulated net realized gain (loss) on investments by $2,156,921 and increased paid-in capital by $3,128,734. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2007 was approximately $132,200, with a related weighted average annualized interest rate of 5.00% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended December 31, 2007, the Distributor retained $40,954 and $505 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $48,558 and $7,707 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended December 31, 2007, Class B, Class C and Class T shares were charged $162,118, $202,931 and $52,343, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class C and Class T shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2007, Class A, Class B, Class C and Class T shares were charged $2,942,897, $54,039, $67,644 and $52,343, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2007, the fund was charged $489,444 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2007, the fund was charged $89,126 pursuant to the custody agreement.

During the period ended December 31, 2007, the fund was charged $4,821 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $720,614, Rule 12b-1 distribution plan fees $29,417, shareholder services plan fees $235,577, custodian fees $37,862, chief compliance officer fees $3,616 and transfer agency per account fees $81,230.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2007, amounted to $1,114,715,188 and $1,155,342,934, respectively.

At December 31,2007,the cost of investments for federal income tax purposes was $1,349,597,218; accordingly, accumulated net unrealized appreciation on investments was $70,260,703, consisting of $175,116,851 gross unrealized appreciation and $104,856,148 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier New Leaders Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier New Leaders Fund including the statement of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier New Leaders Fund at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York February 15, 2008

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

For federal tax purposes, the fund also hereby designates 88.14% of the ordinary dividends paid during the fiscal year ended December 31, 2007 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2007, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,695,037 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2008 of the percentage applicable to the preparation of their 2007 income tax returns.Also the fund hereby designates $.7315 per share as a long-term capital gain distribution and $.0165 per share as a short-term capital gain distribution paid on March 28, 2007 and also the fund hereby designates $6.4840 per share as a long-term capital gain distribution paid on December 20, 2007.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Directors held on October 29, 2007 and October 30, 2007, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships that the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Management Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s management fee and expense ratio with a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance as well as comparisons of total return performance for the fund to the same group of funds as the Expense Group (the “Performance Group”) and to a group of funds that was broader than the Expense Universe (the “Performance Universe”) that also were selected by Lipper, all for various periods ended September 30, 2007. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. The Manager also provided a comparison of the fund’s total returns to the returns of the fund’s benchmark index for the past 10 calendar years.

The Board reviewed the results of the Expense Group and Expense Universe comparisons that were prepared based on financial statements currently available to Lipper as of September 30, 2007. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s contractual management fee was lower than the Expense Group median, and that the fund’s actual management fee was lower than the Expense Group and Expense Universe medians. The Board also noted that the fund’s total expense ratio was lower than the Expense Group and Expense Universe medians.

With respect to the fund’s performance, the Board noted that the fund achieved fourth and fifth quintile total return rankings (the first quin-tile being the highest performance ranking group) in the Performance Group and Performance Universe for the 1-year time period, with third quintile total return rankings for most of the other reported time

The Fund 35

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

periods up to 10 years. The Board received a presentation from the fund’s primary portfolio manager regarding the fund’s performance over the prior year, as well as the manager’s implementation of the proprietary investment model used to select portfolio investments, and considered the manager’s discussion of the model and the main factors that contributed to the more recent underperformance. The Board also considered the fund’s 1-year relative performance given the generally positive market environment for stocks over the period.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds and the differences, from the Manager’s perspective, in providing services to the Similar Funds as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. The Manager’s representatives noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including the change in the fund’s asset size from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted the soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above,the Board reached the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board was concerned with the fund’s recent relative perfor- mance but noted the fund’s more competitive longer-term perfor- mance record.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement for a shorter seven-month period, through May 31, 2008, noting that this shorter re-approval period offered the Board time to more closely monitor the primary portfolio manager’s performance in managing the fund.

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (64)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 163

David W. Burke (71)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee.
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
No. of Portfolios for which Board Member Serves: 85

William Hodding Carter III (72)
Board Member (1988)
Principal Occupation During Past 5 Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill
(January 1, 2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation
(February 1, 1998-February 1, 2006)
Other Board Memberships and Affiliations:
• The Century Foundation, Emeritus Director
• The Enterprise Corporation of the Delta, Director
No. of Portfolios for which Board Member Serves: 26

Gordon J. Davis (66)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Partner in the law firm of Dewey and LeBoeuf LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies, Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 35

The Fund 39

BOARD MEMBERS INFORMATION ( U n a u d i t e d ) (continued)

Joni Evans (65)
Board Member (2006)
Principal Occupation During Past 5 Years:
• Principal, Joni Evans Ltd.
• Senior Vice President of the William Morris Agency (2005)
No. of Portfolios for which Board Member Serves: 26

Ehud Houminer (67)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
No. of Portfolios for which Board Member Serves: 67

Richard C. Leone (67)
Board Member (1984)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Board Memberships and Affiliations:
• The American Prospect, Director
• Center for American Progress, Director
No. of Portfolios for which Board Member Serves: 26

Hans C. Mautner (70)
Board Member (1984)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member - Board of Managers of:
Mezzacappa Long/Short Fund LLC
Mezzacappa Partners LLC
No. of Portfolios for which Board Member Serves: 26

Robin A. Melvin (44)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
No. of Portfolios for which Board Member Serves: 26

Burton N. Wallack (57)
Board Member (2006)
Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 26

John E. Zuccotti (70)
Board Member (1984)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Chairman of the Real Estate Board of New York
Other Board Memberships and Affiliations:
• Emigrant Savings Bank, Director
• Wellpoint, Inc., Director
• Visiting Nurse Service of New York, Director
• Columbia University,Trustee
• Doris Duke Charitable Foundation,Trustee
No. of Portfolios for which Board Member Serves: 26

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arnold S. Hiatt, Emeritus Board Member

The Fund 41

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director - Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2003.

Senior Accounting Manager — Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since July 2007.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2003.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2003.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

The Fund 43

NOTES

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,404 in 2006 and $30,404 in 2007.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2006 and $5,122 in 2007. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,356 in 2006 and $3,311 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,933 in 2006 and $0 in 2007. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2006 and $0 in 2007.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $383,726 in 2006 and $1,889,332 in 2007.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 25, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	February 25, 2008

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)